[EAGLE LOGO]

Dear Shareholder:
   The year 1996 was a year of changes for America's Utility Fund -- changes designed to position your Fund to better compete with its peers and the market in general in years to come.
   Of greatest significance was a positive vote by shareholders to allow more investment vehicles to be utilized in management of the Fund's portfolio. We expect to see the full impact of this change in 1997. The Fund's Management Team addresses this issue in the letter on the following pages.
   In late 1996, we communicated to shareholders a change in the minimum monthly installment purchase to $40 per month and an increase in the overall account minimum to $1,000 by September, 1999. After four years in business, we found that we had an extraordinarily large number of very small accounts which had not continued to invest in the Fund. These accounts increase the Fund's expenses but do not generate enough revenue to cover the fixed costs of servicing an account. This is detrimental to all Fund shareholders, contributing to high costs and a higher expense ratio. The full impact of this restructuring will take several years, since we have given all shareholders three years to increase their account balance to $1,000. For the long run, we felt the changes were necessary to the Fund's continued competitiveness.

   The past year was a difficult year for all investors. While the broad market continued to advance, investors could not help but wonder if or when the market would experience a major correction. Investors were concerned about investing "at the top." In spite of this skepticism, America's Utility Fund's major sales effort in September and October resulted in more than 1400 new shareholders before the end of 1996. Likewise, our existing customer base continued to stick with the Fund, a clear statement of their desire to invest for the long run.
   The upcoming year, we believe, may hold good news for utility investors. The price/earnings ratio of utilities are currently at a substantial discount to stocks in the broader market. This has the potential to bode well for utility investments. As investors search for good values in what is generally considered an over-valued market, utilities may provide that value. Increased interest in the sector would help to raise utility valuations to be more in line with the market.
   Secondly, we would remind shareholders of the potential ability of utility investments to add value in a declining market and interest-rate environment. If the longest bull market in history comes to an end in the upcoming year, utilities, with their steady growth potential and consistent dividend payout, may prove to be a good defensive investment choice for shareholders.
   As in the past, we encourage shareholders to stick to a plan to provide for their futures by investing for the long-term. Thank you for your continued participation in America's Utility Fund.

                            Sincerely,

                            /s/ LINWOOD R. ROBERTSON

                            Linwood R. Robertson
                            CEO and President

                             DOLLAR-COST AVERAGING
   More and more, investors are using dollar-cost averaging to avoid trying to "time" investment purchases or sales.
   America's Utility Fund, with its dollar-cost averaging installment payment option, has provided shareholders with a way to turn market uncertainty to their advantage.*
   Dollar-cost averaging means you simply invest the same amount of money at evenly spaced time periods. It doesn't matter whether the market moves up or down while you're investing.
   The chart below illustrates how dollar-cost averaging works.** Assume you decide to invest $30 a month in a mutual fund over the next 12 months and the fund price fluctuates.
   When the price of the fund is low, you buy more shares; when the price is high you buy fewer shares. This can potentially result in an average cost per share that is less than the average share price.
   In the illustration provided below, the average cost of shares purchased is $10.91. Had you made a lump-sum investment in January, the cost would have been $15 per share.
   So rather than trying to figure out the best time to buy and sell, you may want to invest on a periodic basis and avoid the highs and lows.
   America's Utility Fund offers investors this option through our monthly installment plan with a $40 per month minimum.

                                        SHARES            CUMULATIVE SHARES       TOTAL
MONTH                   SHARE COST     PURCHASED              PURCHASED         INVESTMENT

JANUARY                   $15.00          2.0                    2.0             $  30.00
FEBRUARY                  $20.00          1.5                    3.5             $  60.00
MARCH                     $15.00          2.0                    5.5             $  90.00
APRIL                     $12.00          2.5                    8.0             $ 120.00
MAY                       $10.00          3.0                   11.0             $ 150.00
JUNE                      $ 8.00          3.8                   14.8             $ 180.00
JULY                      $10.00          3.0                   17.8             $ 210.00
AUGUST                    $10.00          3.0                   20.8             $ 240.00
SEPTEMBER                 $10.00          3.0                   23.8             $ 270.00
OCTOBER                   $ 8.00          3.8                   27.5             $ 300.00
NOVEMBER                  $10.00          3.0                   30.5             $ 330.00
DECEMBER                  $12.00          2.5                   33.0             $ 360.00
AVERAGE COST OF
SHARES PURCHASES          $10.91

COST OF LUMP-SUM
PURCHASE IN JANUARY       $15.00

      *This method of investing involves continous investment in a security regardless of fluctuating price levels and you should consider your financial ability to continue purchases through periods of low price levels. It won't assure a profit or protect you from loss in declining markets or against loss if you stop the program when the value of your account is less than the cost of the shares you bought.

      ** This hypothetical example does not represent the results of an installment purchase in America's Utility Fund. America's Utility Fund may perform better or worse than this example.

MANAGEMENT DISCUSSION AND ANALYSIS

America's Utility Fund Management Team

   For the year ended December 31, 1996, America's Utility Fund provided a total return of 5.5% including capital appreciation and dividend income. Although performance was disappointing relative to the strong stock market in general and the Fund's unusually-high 1995 return of 32.3%, your Fund did well compared to utility stocks in general.* The Standard & Poor's Utility Index, for example, reported a 3.1% total return for 1996.**
   We believe that three factors were primarily responsible for holding back utility performance last year:
   (1) The strength of the market in a healthy economy diverted investors from traditionally defensive investments, which are less sensitive to an economic downturn and provide consistent high dividend income;
   (2) Concerns related to restructuring in the wake of deregulation -- particularly, concern about the capacity to recover investments in regulated assets that could be devalued in the industry's transition to a competitive marketplace (so-called "stranded" assets) -- dampened investor interest in electric utilities;
   (3) Prices of high-dividend-yield stocks tended to be negatively-affected by the three-quarters of a percentage-point rise in long-term US Treasury bond yields during the year.
   On the regulatory front, developments at the federal and state levels in 1996 were generally positive for shareholders and ratepayers from a long-term perspective. Three states adopted electric utility restructuring legislation during the year (California, Rhode Island, and Pennsylvania), while most others remain in various stages of investigation. Importantly, in addressing the issue of stranded costs, restructuring proposals have included the authorization of "revenue bonds" or "rate-reduction bonds" which will enable utilities to recover prudent investments over time AND provide for a modest rate reduction for residential and small commercial customers.
   The steady trend toward deregulation prompted another year of high merger and acquisition activity as electric companies prepared for a rapidly changing, increasingly competitive environment. Local and long-distance telephone companies are now experiencing a similar transition. These trends underscore the need for continued emphasis on selecting high-quality, well-managed companies for the Fund.
LOOKING AHEAD
   We are encouraged by a number of factors which should favorably influence your Fund in the coming year. First, last year's approval of a wider range of investment vehicles enables us to diversify into domestic and foreign stocks outside of traditional utility industries, in an effort to enhance the growth characteristics of the Fund. We have already established initial positions in these areas. Second, with inflation at a low level in an aging economic expansion, a reasonable prospect for lower long-term interest rates would tend to support higher prices for interest-sensitive funds. Slower economic growth could also lead to disappointments in corporate profits after several years of strong growth, and set the stage for renewed interest in defensive investments. Finally, defensive funds are very attractively valued compared to the overall market. For example, the dividend yield (i.e. dividend divided by price) of the S&P Utility Index relative to the S&P 500 Index has reached an extraordinarily high level.*** We believe that this valuation disparity may be resolved to the benefit of utility investors.
       *Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of, or guaranteed by, any bank, and they are not federally insured.
       **The S&P Utilities Index is one of four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.
       ***The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in indexes.

                          Average Annual Total Returns
                    for the Periods Ended December 31, 1996
                     One Year    Since Inception (5/5/92)*
                       5.46%                9.67%
               SEC current yield as of December 31, 1996  4.08%**

     5/92       10,000          9,985
     6/92       10,170         10,122
     9/92       10,892         10,919
    12/92       11,190         11,195
     3/93       12,235         12,402
     6/93       12,642         12,696
     9/93       13,198         13,586
    12/93       12,679         12,811
     3/94       11,290         11,753
     6/94       10,728         11,750
     9/94       11,141         11,806
    12/94       11,019         11,794
     3/95       11,759         12,607
     6/95       12,479         13,544
     9/95       13,485         15,063
    12/95       14,577         16,644
     3/96       14,507         15,852
     6/96       14,839         16,652
     9/96       14,340         16,090
    12/96       15,373         17,164

    PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

      * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 12/31/96.

     ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 12/31/96 by the offering price per share on that date. The figure is then compounded and annualized.

    *** Represents a hypothetical investment of $10,000 in America's Utility
        Fund. Performance assumes the reinvestment of all dividends and distributions.

      ~ The S&P Utilities Index is one of four broad sectors in the S&P 500
        Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

    This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 1996

                                                Market Value
      Shares           Common Stocks                (Note 2)
------------  --------------------------------  ------------
              PUBLIC UTILITY - ELECTRIC -
                58.47%

     132,000  Allegheny Power Systems, Inc.      $ 4,009,500
     182,000  Central and Southwest
                Corporation                        4,663,750
      49,000  Chilgener S.A.*                      1,022,875
     145,000  Detroit Energy Company               4,694,375
     211,000  DPL, Inc.                            5,169,500
     139,950  DQE, Inc.                            4,058,550
      65,000  Duke Power Company                   3,006,250
     125,000  Eastern Utilities Associates
                Company                            2,171,875
      20,500  Empressa Nacional Electric*          1,435,000
      74,000  Enron Corporation                    3,191,250
      95,500  General Public Utilities, Inc.       3,211,188
     157,000  IPALCO Enterprises, Inc.             4,278,250
     154,900  LG&E Energy Corporation              3,795,050
      34,000  Nalco Chemical Company               1,228,250
     113,800  NIPSCO Industries, Inc.              4,509,325
      88,200  Northern States Power Company        4,046,175
     218,700  Ohio Edison Company                  4,975,425
     209,000  Potomac Electric Power Company       5,381,750
      99,800  Public Service Company of
                Colorado                           3,879,725
      89,700  SCANA Corporation                    2,399,475
     203,000  Southern Company                     4,592,875
     175,200  TECO Energy Company                  4,226,700
     145,500  Western Resources, Inc.              4,492,312
                                                ------------
                                                  84,439,425
              PUBLIC UTILITY - NATURAL GAS -
                9.16%

     114,000  Brooklyn Union Gas Company           3,434,250
      78,000  Nicor, Inc.                          2,788,500
     128,000  Pacific Enterprise Company           3,888,000
      85,000  Questar Corporation                  3,123,750
                                                ------------
                                                  13,234,500
              TELECOMMUNICATIONS - 20.46%

      55,000  AT&T Corporation                     2,392,500
      83,000  Ameritech Corporation                5,031,875
      70,000  Bell Atlantic Corporation            4,532,500
       5,800  British Telecom PLC*                   398,025
     106,000  GTE Corporation                      4,823,000
     126,000  MCI Communications Corporation       4,118,625
      90,400  SBC Communications Corporation       4,678,200
      72,000  Sprint Corporation                   2,871,000
      10,000  Telefonica De Espana*                  692,500
                                                ------------
                                                  29,538,225
              Total Common Stocks - 88.09%
                (cost $113,057,880)              127,212,150
                                                ------------

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

 Shares or                                      Market Value
Face Amount                                         (Note 2)
------------                                    ------------
              PREFERRED STOCKS - 0.35%

      20,000  Bankamerica Trust (cost
                $500,000)                        $   500,000
                                                ------------

              CORPORATE BONDS - 9.08%

  $2,000,000  Appalachian Power Company,
                7.38%, 8/15/02                     2,045,870
   1,250,000  Duke Power Company, 8.00%,
                11/1/99                            1,304,687
   2,000,000  Pacific Gas & Electric Company,
                5.88%, 10/1/05                     1,862,500
   2,250,000  Pacificorp, 6.75%, 4/1/05            2,217,528
   2,000,000  Texas Utilities Electric
                Company, 8.25%, 4/1/04             2,127,500
   2,000,000  West Texas Utilities, 7.00%,
                10/1/04                            2,012,500
   1,500,000  Wisconsin Public Service, 7.30%,
                10/1/02                            1,549,242
                                                ------------
              Total Corporate Bonds
                (cost $13,203,214)                13,119,827
                                                ------------

              REPURCHASE AGREEMENTS - 2.62%
              Dated 12/31/96, 6.80%, due
                1/2/97, collateralized by
                $3,866,615
                Federal National Mortgage
                Associaton, 7.50%, 6/1/26
   3,789,044  (cost $3,789,044)                    3,789,044
                                                ------------
              TOTAL INVESTMENTS - 100.14%
                (COST $130,550,138)              144,621,021
              OTHER ASSETS LESS LIABILITIES -
                (0.14%)                             (205,063)
                                                ------------
              NET ASSETS - 100.00%              $144,415,958
                                                ------------
                                                ------------

*American Depository Receipts.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at market value --
  identified cost $130,550,138 (Note 2)         $144,621,021
Receivables
  Dividends and interest receivable                  783,656
  Capital shares sold                                133,130
                                                ------------
      Total assets                               145,537,807
                                                ------------
LIABILITIES
Payables
  Investments purchased                              445,488
  Capital shares redeemed                            104,902
  Dividends payable                                  109,276
Accrued expenses and other liabilities               462,183
                                                ------------
      Total liabilities                            1,121,849
                                                ------------
NET ASSETS                                      $144,415,958
                                                ------------
                                                ------------
Net Assets
Additional paid-in capital                      $129,584,065
Undistributed net investment income                  170,657
Accumulated net realized gain on investment
  transactions                                       590,353
Net unrealized appreciation of investments        14,070,883
                                                ------------
  Net Assets                                    $144,415,958
Shares outstanding                                 5,760,478
Net Asset Value Per Share                       $      25.07

AMERICA'S UTILITY FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends (net of withholding taxes)           $ 6,354,982
  Interest                                         1,393,653
                                                 -----------
    Total investment income (Note 2)               7,748,635
                                                 -----------
EXPENSES
  Administrative service fees (Note 5)               617,040
  Shareholder services fees (Note 5)                 372,763
  Investment advisor fees (Note 5)                   352,144
  Shareholder reports                                350,973
  Transfer agent fees (Note 5)                       149,105
  Transfer agent related expenses                     91,867
  Directors' fees                                     40,675
  Custody fees                                        23,592
  Registration fees                                   13,016
  Legal fees                                          12,202
  Audit fees                                           8,949
  Other                                               10,983
                                                 -----------
    Total expenses                                 2,043,309
                                                 -----------
Deduct
  Expenses assumed by administrative services
    company (Note 5)                                (144,093)
                                                 -----------
Net expenses                                       1,899,216
                                                 -----------
Net investment income                              5,849,419
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                 5,267,015
  Change in unrealized appreciation or
    depreciation of investments                   (4,116,828)
                                                 -----------
  Net realized and unrealized gain on
    investments                                    1,150,187
                                                 -----------
  Net increase in net assets resulting from
  operations                                     $ 6,999,606
                                                 -----------
                                                 -----------

See notes to financial statements.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1996 and 1995

[CAPTION]

                                        1996           1995
                                    ------------   ------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income             $  5,849,419   $  6,329,409
  Net realized gain on investments     5,267,015      1,297,943
  Change in unrealized
    appreciation (depreciation) of
    investments                       (4,116,828)    33,092,284
                                    ------------   ------------
Increase in net assets resulting
  from operations                      6,999,606     40,719,636
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income               (5,725,433)    (6,298,780)
CAPITAL SHARE TRANSACTIONS (NOTE
  4)
  Net proceeds from sale of shares    15,469,548     18,986,502
  Reinvested distributions             5,280,490      5,908,003
  Cost of shares redeemed            (40,438,611)   (21,494,033)
                                    ------------   ------------
    Change in net assets from
      capital share transactions     (19,688,573)     3,400,472
                                    ------------   ------------
Increase (decrease) in net assets    (18,414,400)    37,821,328
Net Assets
  Beginning of year                  162,830,358    125,009,030
                                    ------------   ------------
  End of year                       $144,415,958   $162,830,358
                                    ------------   ------------
                                    ------------   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    Year         Year         Year         Year          Year
                                                                   Ended        Ended        Ended        Ended          Ended
                                                                  12/31/96     12/31/95     12/31/94     12/31/93     12/31/92(a)
                                                                  --------     --------     --------     --------     -----------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                              $  24.72     $  19.50     $  23.54     $  21.95     $     20.54
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                               0.98         0.96         0.96         0.91            0.63
  Net realized and unrealized gain (loss) on investments              0.33         5.22        (4.04)        2.00            1.80
                                                                  --------     --------     --------     --------     -----------
    Total from investment operations                                  1.31         6.18        (3.08)        2.91            2.43
LESS DISTRIBUTIONS
  Dividends from net investment income                               (0.96)       (0.96)       (0.96)       (0.92)          (0.67)
  Distributions from net realized capital gains                       0.00         0.00         0.00        (0.40)          (0.35)
                                                                  --------     --------     --------     --------     -----------
    Total distributions                                              (0.96)       (0.96)       (0.96)       (1.32)          (1.02)
                                                                  --------     --------     --------     --------     -----------
NET ASSET VALUE, END OF PERIOD                                    $  25.07     $  24.72     $  19.50     $  23.54     $     21.95
                                                                  --------     --------     --------     --------     -----------
                                                                  --------     --------     --------     --------     -----------
Total Return                                                          5.46%       32.30%      (13.10%)      13.26%          18.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $ 144.42     $ 162.83     $ 125.01     $ 133.53     $     43.67
Ratio of expenses to average net asets                                1.27%        1.21%        1.21%        1.21%           1.21%
Ratio of expenses to average net assets before expense
  reductions                                                          1.36%        1.34%        1.33%        1.41%           1.41%
Ratio of net investment income to average net assets                  3.90%        4.40%        4.66%        4.19%           4.99%
Portfolio turnover rate                                              24.05%       27.77%       28.85%       21.20%          24.16%
Average commission rate on portfolio transactions                 $ 0.0680

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996

NOTE 1: ORGANIZATION

America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., the ultimate parent of America's Utility Fund Service Company ("AUFSC"), for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

SECURITY VALUATION. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the mean between the bid and asked prices. If a mean cannot be determined, then the securities are valued at the best available current bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

REPURCHASE AGREEMENTS. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

FEDERAL INCOME TAXES. No provision for federal income taxes has been made since it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

DIVIDENDS. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually.

SECURITY TRANSACTIONS. The Fund records security transactions on trade date. Gains and losses on securities sold are determined on the first-in, first-out
(FIFO) method. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT INCOME. Dividend income is recognized on the ex-dividend date, and interest income is recognized daily on an accrual basis.

NOTE 3: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $41,781,566 and $33,722,045, respectively. Net unrealized appreciation at December 31, 1996, based on the cost of securities for federal income tax purposes of $130,550,138 is as follows:

Gross unrealized appreciation                 $16,225,512
Gross unrealized depreciation                  (2,154,629)
                                              -----------
Net unrealized appreciation                   $14,070,883
                                              -----------
                                              -----------

NOTE 4: CAPITAL SHARE TRANSACTIONS

As of December 31, 1996 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:

                                           Year         Year
                                          Ended        Ended
                                         12/31/96     12/31/95
                                        ----------    --------
Shares sold                                631,957     874,570
Shares issued upon reinvestment
  of dividends                             215,954     264,072
Shares redeemed                         (1,674,189)   (962,767)
                                        ----------    --------
                                          (826,278)    175,875
                                        ----------    --------
                                        ----------    --------

NOTE 5: ADMINISTRATIVE SERVICES FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Commonwealth Investment Counsel, Inc. ("Commonwealth") serves as investment manager to the Fund under a Management Contract dated September 9, 1995. Commonwealth is a wholly owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly owned subsidiary of Wheat First Butcher Singer, Inc. Commonwealth receives for its services an annual investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million.

Mentor Investment Group, Inc. ("Mentor") provides administrative personnel and services to the Fund under an Administrative Services Agreement dated August 21, 1995. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Commonwealth pursuant to the Management Contract.

Prior to August 21, 1995, the Fund paid fees to AUFSC under an Administrative Services and Transfer Agency Agreement. Pursuant to which AUFSC provided administrative, transfer agency and dividend disbursing agency services. The Fund paid fees under that Agreement at an annual rate of 1.00% of the Fund's average daily net assets less the amount of any fees payable to the Fund's investment adviser.

The Fund has entered into a Shareholder Services Agreement with Mentor dated August 21, 1995, pursuant to which Mentor, itself, through AUFSC, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. The Fund pays fees to Mentor under that Agreement at an annual rate of 0.25% of the Funds average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUFSC, Mentor in turn pays fees to AUFSC at the same annual rate of the Fund's assets with respect to specified shareholder services provided by AUFSC.

AUFSC also receives fees from the Fund's transfer agent for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, the transfer agent pays AUFSC a fee at the annual rate of 0.10% of the Fund's average daily net assets attributable to shares held by the shareholders for whom AUFSC provides such sub-transfer agency services.

Mentor has agreed to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets, except for expenses of approximately 0.06%, relating to the cost of solicitation of proxies which was borne by the Fund. As a result of this expense limitation, Mentor incurred expenses of $144,093 during the year ended December 31, 1996.

Effective November 1, 1996, Commonwealth was reorganized into Mentor Investment Advisors, LLC ("Mentor Advisors") at which time the obligations of Commonwealth under the Management Contract were transferred to Mentor Advisors. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC. Mentor Investment Group, LLC is a subsidiary of Wheat First Butcher Singer, Inc.

Effective November 1, 1996, Mentor Investment Group, Inc. was reorganized into Mentor Investment Group, LLC, at which time the obligations of Mentor Investment Group, Inc. were transferred to Mentor Investment Group, LLC.

Also effective November 1, 1996, EVEREN Capital Corporation acquired a 20% ownership interest in Mentor Investment Group, LLC from Wheat First Butcher Singer, Inc. As part of the acquisition agreement, EVEREN may acquire additional ownership based principally on the amount of Mentor Investment Group, LLC's revenues derived from clients of EVEREN Securities, Inc. and assets attributable to its affiliates.

As of December 31, 1996, Dominion Resources, Inc. and subsidiaries owned 168,016 shares of capital stock, representing 2.92% of the total shares (market value $4,212,161).

----------------------------------------------------------

                             Income Tax Information

Of the ordinary income distributions paid during the year ended December 31, 1996, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for America's Utility Fund. It contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

INDEPENDENT AUDITOR'S REPORT

To the Directors and Shareholders of
America's Utility Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of America's Utility Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the four year period ended December 31, 1996, and for the period May 5, 1992 (commencement of sales to the public) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of America's Utility Fund, Inc. at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Richmond, Virginia
February 4, 1997